                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. W. Kiser and Charles M. Berger, and each of them (with full power to each of them to act alone), his attorneys-in-fact, for him in any and all capacities, to sign any amendments to this report and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                   SIGNATURE                                        TITLE                           DATE
                                                  Chairman of the Board, and                    March 23, 1994
                                                    Chief Executive Officer
             (HUGH L. MCCOLL, JR.)
                                                  Vice Chairman and                             March 23, 1994
                                                    Chief Financial Officer
             (JAMES H. HANCE, JR.)                  (Principal Financial Officer)
                                                  Executive Vice President                      March 23, 1994
                                                    (Principal Accounting Officer)
                 (MARC D. OKEN)
                                                  Director                                      March 23, 1994
               (RONALD W. ALLEN)
                                                  Director                                      March 23, 1994
             (WILLIAM M. BARNHARDT)
                                                  Director                                      March 23, 1994
                (THOMAS M. BELK)
                                                  Director                                      March 23, 1994
               (THOMAS E. CAPPS)
                                                  Director                                      March 23, 1994
             (R. EUGENE CARTLEDGE)
                                                  Director                                      March 23, 1994
               (CHARLES W. COKER)
                                                  Director                                      March 23, 1994
              (THOMAS G. COUSINS)
                                                  Director                                      March 23, 1994
               (ALAN T. DICKSON)
                                                  Director                                      March 23, 1994
              (W. FRANK DOWD, JR.)
                                                  Director                                      March 23, 1994
                 (A. L. ELLIS)

                   SIGNATURE                                        TITLE                           DATE
                                                  Director                                      March 23, 1994
                 (PAUL FULTON)
                                                  Director                                      March 23, 1994
            (L. L. GELLERSTEDT, JR.)
                                                  Director                                      March 23, 1994
              (TIMOTHY L. GUZZLE)
                                                  Director                                      March 23, 1994
              (E. BRONSON INGRAM)
                                                  Director                                      March 23, 1994
                (W. W. JOHNSON)
                                                  Director                                      March 23, 1994
               (ROBERT E. MCNAIR)
                                                  Director                                      March 23, 1994
                 (BUCK MICKEL)
                                                  Director                                      March 23, 1994
                (JOHN J. MURPHY)
                                                  Director                                      March 23, 1994
                (JOHN C. SLANE)
                                                  Director                                      March 23, 1994
                 (JOHN W. SNOW)
                                                  Director                                      March 23, 1994
             (MEREDITH R. SPANGLER)
                                                  Director                                      March 23, 1994
              (ROBERT H. SPILMAN)
                                                  Director                                      March 23, 1994
           (WILLIAM W. SPRAGUE, JR.)
                                                  Director                                      March 23, 1994
               (RONALD TOWNSEND)
                                                  Director                                      March 23, 1994
              (MICHAEL WEINTRAUB)
